                           DEMAND GRID PROMISSORY NOTE


New York, New York

$10,000,000.00 April 20,1995


The undersigned promises to pay to the order of REPUBLIC NATIONAL BANK OF NEW YORK (the "Bank") in lawful money of the United States in immediately available funds at the office of the Bank located at 452 Fifth Avenue, New York, New York 10018, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or so much thereof as shall be advanced by the Bank to the undersigned, in the Bank's sole discretion, in one or more loans (each an "Advance" and collectively the "Advances") under the line of credit referred to below and not repaid, and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) at such office in such money and funds on the unpaid principal amount of each Advance from time to time outstanding from the date such Advance is made until the date on which such Advance is paid in full, payable with respect to such Advance monthly, commencing one month after such Advance is made, and on the date of payment in full of such Advance. After demand or if an Advance is not paid in full on its Due Date, the rate of interest on the entire unpaid principal amount hereof at all times shall be three percent (3%) above the highest Agreed Rate than in effect hereunder.

    As used herein the "Due Date" of an Advance shall mean the maturity date of such Advance as agreed upon by the undersigned and the Bank and the "Agreed Rate" of an Advance shall mean the per annum interest rate charged on such Advance as agreed upon by the undersigned and the Bank, except for manifest error such agreed maturity date and such agreed interest rate to be deemed for all purposes of this Note to be the respective Due Date and Agreed Rate endorsed by the Bank on the grid attached to and made a part of this Note.

    This Note evidences Advances made by the Bank to the undersigned, in the Bank's sole discretion, under a line of credit which the Bank has offered to the undersigned. The unpaid principal balance of this Note at any time shall be the total amount advanced by the Bank to the undersigned, in the Bank's sole discretion, under said line of credit less the total amount of principal payments made hereon by the undersigned. The date, amount of each Advance, Due Date of such Advance, Agreed Rate of such Advance and each payment on account of principal thereof shall be endorsed by the Bank on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon the undersigned in the absence of manifest error. Any failure by the bank to so endorse shall in no way mitigate or discharge the obligation of the undersigned to repay any loans actually made. The undersigned may not prepay any Advance.

    Requests for Advances under said line of credit and directions as to the disposition of the proceeds thereof shall be given orally (including by telephone) or in writing to the Bank by the officers of the undersigned or other persons authorized to borrow on its behalf by borrowing resolutions of the undersigned's Board of Directors heretofore delivered to the Bank, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of the undersigned, and a copy thereof, so certified, shall have been delivered to an officer of the Bank at its above office. The Bank may conclusively rely on the authorities contained in said resolutions. Any such Advance so made shall be conclusively presumed to have been made to or for the benefit of the undersigned and the undersigned shall be liable in respect thereof when made in accordance with any such request or direction, or when deposited to any account of the undersigned with the Bank even though persons other than those authorized to borrow on behalf of the undersigned may have authority to draw against such account. The Bank may rely on any such request or direction, which it believes to be genuine, and the Bank shall be fully protected in so doing without any duty to make further inquiry as to such genuineness or in otherwise acting in good faith in the premises.

    The Bank shall have a continuing lien and/or right of set-off on deposits (general and special) and credits with the Bank of the undersigned and the Bank may at any time or from time to time at its option and without prior notice appropriate and apply any such amounts toward the payment of any of the liabilities of the undersigned. The term "liabilities of the undersigned" shall include all liabilities now or hereafter evidenced by this Note and all other liabilities, direct or contingent, joint, several or independent, of the undersigned now or hereafter existing, due or to become due to, or held or to be held by, the Bank for its own account or as agent for another or others, whether created directly or indirectly or acquired by assignment or otherwise.

    To induce the bank, in its sole discretion, to make loans under said line of credit the undersigned represents, warrants and covenants to the Bank that (i) it is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by the undersigned of this Note have been duly authorized by all necessary corporate action and do not and will not violate or conflict with its charter or by-laws or any law, rule, regulation or order binding on the undersigned or any agreement or instrument to which the undersigned is a party or which may be binding on the undersigned;(iii) this Note has been duly executed by an authorized officer of the undersigned and constitutes a legal, valid, binding and enforceable obligation of the undersigned; (iv) no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by the undersigned of this Note; (v) the loans evidenced by this Note will be used solely for working capital purposes,
(vi) there are no pending or threatened actions, suits or proceedings against or affecting the undersigned by or before any court, commission, bureau or other governmental agency or instrumentality, which, individually or in the aggregate, if determined adversely to the undersigned, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of the undersigned; and (vii) the most recent financial statements of the undersigned heretofore delivered to the Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of the undersigned from that shown on said financial statements.


    No amendment, modification, or waiver of any provision of this Note nor consent to any departure by the undersigned therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The options, powers and rights of the Bank specified herein are in addition to those otherwise available to the Bank. Anything herein to the contrary notwithstanding, no interest payment or interest rate charged hereunder shall exceed the maximum amount or rate permitted under applicable law. The undersigned agrees to pay all costs and expenses incurred or payable by the Bank in connection with the enforcement or collection of this Note, including court costs and reasonable attorneys' fees. To the extent permitted by applicable law, the undersigned waives notice of protest, presentment, demand and any other notice in connection with the collection of this Note. This Note shall be binding on the undersigned, its successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. Any payment hereunder which is required to be made on a day which is not a banking business day in the City of

New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. This Note shall be governed by, and construed in accordance with, the laws of the State of New York. It is understood and agreed that the representations and warranties and other provisions contained in this Note and in any other agreement between the undersigned and the Bank are matters of contractual agreement and shall in no way be deemed to detract from, diminish or amend or modify in any way the demand nature of this Note or the Bank's, powers and rights with respect hereto, and the undersigned agrees that the Bank may at any time demand payment in whole or in part of this Note in its discretion, notwithstanding any compliance or noncompliance herewith.


                                              KLEINERT'S, INC.
                                              OF ALABAMA


                                              By:/s/ Joseph J. Connors
                                              --------------------------------
                                              Title: Asst. Secretary/Treasurer

                                      GUARANTY

                               AND SECURITY AGREEMENT

                                  Date:  April 20, 1995
                                         --------------

     SECTION 1. Definitions. The following terms have the following meanings unless otherwise specified herein:

     "Bank" means Republic National Bank of New York, a national banking association, and its successors and assigns, and any Person acting as agent or nominee for Republic National Bank of New York and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic National Bank of New York and/or Republic New York Corporation.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

     "Borrower" shall mean Kleinert's Inc. of Alabama (if more than one, "Borrower" shall mean each, any or all of them)

     "Claims" shall mean each "claim" as that term is defined under Section 101.4) of the Bankruptcy Code.

     "Collateral" shall mean all property that secures the payment of the Obligations, and any Proceeds thereof.

     "Guaranty" shall mean this Guaranty and Security Agreement.

     "Guarantor" shall mean the undersigned (and if more than one, "Guarantor" shall mean each, any and all of them, jointly and severally).

     "Liabilities" shall mean any and all indebtedness, obligations (whether monetary or non-monetary) and liabilities of Guarantor to the Bank under this Guaranty, and all Claims thereon.

     "Lien" means any lien, security interest, pledge, hypothecation, or other claim in or with respect to any Security.

     "Obligations" shall mean any and all indebtedness, obligations and liabilities of the Borrower to the Bank, and all Claims of the Bank against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Bank in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

     "Person" shall mean any natural person, corporation, partnership, trust, government or other association or legal entity.

     "Proceeds" shall have the meaning assigned to that term by the New York Uniform Commercial Code, as amended, and also means all "proceeds," "products," "offspring," "rents" or "profits" of any property, as such quoted terms are used in the Bankruptcy Code.

     "Security" shall mean any property which secures payment or performance of any of the Liabilities, and all Proceeds thereof.

     SECTION 2. Scope of Guaranty. In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by the Bank to or for the account of the Borrower, whether voluntary or obligatory, Guarantor hereby absolutely and unconditionally guarantees to the Bank the prompt and complete payment and performance when due (whether at stated maturity, by required prepayment, acceleration, or otherwise) of all Obligations and the performance of each of Borrower's covenants and obligations under all loan agreements, documents and instruments evidencing or relating to any Obligations or under which any Obligations may have been issued, created, assumed, suffered involuntarily, or guaranteed, and all expenses incurred in collecting or enforcing the same, as more fully set forth below, all of which conclusively shall be deemed to have been incurred in reliance upon this Guaranty, as if each of the foregoing were the direct and primary legal responsibility of Guarantor and not the Borrower.

     To the extent permitted by applicable law, the Bank or its nominee is hereby given a right of set-off for the amount of the Liabilities upon any of and all said deposits and any credits of Guarantor with, and any and all claims of Guarantor against, the Bank at any time existing and the Bank is hereby authorized to setoff and apply such deposits, credits and claims, without prior notice or demand, to the Liabilities in such order and amounts as the Bank may elect, although such Liabilities may be contingent or unmatured.

     SECTION 4. Reinstatement. If after receipt of any payment of, or any part of the Obligations, the Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any person, (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds; car (b) for any other reason, including without limitation (i) any judgment, decree or order of any Court or administrative body having jurisdiction over the Bank or any of its property, or (ii) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then the Obligations or part thereof intended to be satisfied shall be reinstated and continue and this Guaranty shall continue in full force as if such payment or proceeds had not been received by the Bank, notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any Obligation or otherwise; and Guarantor shall be liable to pay to the Bank, and hereby does indemnify the Bank and hold the Bank harmless for, the amount of such payment or proceeds so surrendered and all expenses (including all attorneys' fees, court costs and expenses attributable thereto) incurred by the Bank in the defense of any claim made against the Bank that any payment or proceeds received by the Bank in respect of all or any part of the Obligations must be surrendered. The provisions of this Section 4 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

     SECTION 5. Waiver. Guarantor hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations; (b) presentment, demand for payment, notice of dishonor, and protest; (c) notice of any other nature whatsoever, except for notices specifically provided for in this Guaranty or which may not be waived under applicable law; (d) any requirement that the Bank take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower; or (e) failure to protect, preserve or resort to any Collateral or to exercise or enforce the Bank's rights under any other guaranties of or security for the Obligations; and Guarantor further agrees that this Guaranty will not be discharged (subject to the provisions contained in Section 11) except by complete performance of all Obligations of the Borrower and the Liabilities of Guarantor hereunder.

     SECTION 6. Consent. Guarantor hereby consents that from time to time, and without further notice to or consent of Guarantor, the Bank may take any or all of the following actions without diminishing, releasing or otherwise affecting the liability of Guarantor to pay and perform under this
     Guaranty: (a) extend, renew, modify, compromise, settle or release the Obligations (including without limitation any increase or decrease in the interest rate); (b) release or compromise any liability of any party or parties with respect to Obligations; (c) release its security interest in any or all of the Collateral or exchange, surrender, or otherwise deal with the Collateral as the Bank may determine; or (d) exercise or refrain from exercising any right or remedy of the Bank against any person or property.

     SECTION 7. Guaranty Absolute. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of validity, regularity or enforceability of the Obligations or any note, instrument or agreement evidencing the same or relating thereto, the acceptance of additional guarantees or collateral or the termination, by operation of law or otherwise, of the liability of anyone with respect to the Obligations, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

     SECTION 8. COMPLETE WAIVER OF SUBROGATION. NOTWITHSTANDING ANY PAYMENT OR PAYMENTS MADE BY GUARANTOR HEREUNDER, OR ANY SETOFF OR APPLICATION BY THE BANK OF THE SECURITY OR OF ANY CREDITS OR CLAIMS, GUARANTOR WILL NOT ASSERT

     OR EXERCISE ANY RIGHTS OF THE BANK OR GUARANTOR AGAINST THE BORROWER TO RECOVER THE AMOUNT OF ANY PAYMENT MADE BY GUARANTOR TO THE BANK HEREUNDER OR UNDER ANY OTHER GUARANTEE BY WAY OF SUBROGATION, REIMBURSEMENT, CONTRIBUTION, INDEMNITY, OR OTHERWISE ARISING BY CONTRACT OR OPERATION OF LAW, AND GUARANTOR SHALL HAVE NO RIGHT OF RECOURSE TO OR ANY CLAIM AGAINST ANY ASSETS OR PROPERTY OF THE BORROWER, WHETHER OR NOT THE OBLIGATIONS OF THE BORROWER HAVE BEEN SATISFIED, ALL OF SUCH RIGHTS BEING HEREIN EXPRESSLY WAIVED BY GUARANTOR. If there is more than one Guarantor, each Guarantor agrees not to seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to a Guarantor by Borrower or another Guarantor such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this Section 8 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

     SECTION 9. Expenses. Guarantor hereby agrees to pay any and all expenses incurred by the Bank in enforcing any rights under this Guaranty or in defending any of its rights or any amounts received hereunder. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights or amounts received hereunder, the Bank shall be entitled to recover all attorneys' fees, court costs, and expenses attributable thereto.

     SECTION 10. Binding Effect. Except to the extent it may be terminated in accordance with Section 11, this Guaranty shall remain in full force and effect and shall be binding upon Guarantor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of Guarantor, if it should be a partnership, or the merger, consolidation, or reorganization of Guarantor, if it be a corporation, or any other change concerning the form, structure or substance of any such entity.

     SECTION 11. Continuing Guaranty: Termination. This Guaranty is a continuing guaranty, which shall remain in effect until notice of termination in writing from Guarantor is actually received by the Bank at the Bank's address set forth below. Such termination will be effective only with respect to all Obligations incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is so received, but this Guaranty shall remain in full force and effect as to all Obligations existing at the date of receipt of such notice, including all renewals, compromises, modifications, extensions and other amendments relating thereto, all interest thereon and collection expenses therefor, until full payment of such Obligations to the Bank.

     SECTION 12. Obligations Deemed to Become Due. If the Borrower or Guarantor makes an assignment for the benefit of creditors or a trustee or receiver is appointed for the Borrower or Guarantor or for any of its property; or any proceeding by or against the Borrower or Guarantor (or any other guarantor), under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute is commenced; or Guarantor fails to furnish to the Bank such financial information concerning Guarantor as the Bank may from time to time request; or Bank shall in good faith determine that there has been a material adverse change in Guarantor's or the Borrower's net worth or in good faith deem itself insecure with respect to Guarantor's or the Borrower's financial condition or ability to pay the Liabilities or Obligations, as the case may be, then all Obligations, regardless of their terms, for the purposes of this Guaranty, together with all Liabilities, shall be immediately due and payable, notwithstanding the absence of any default by the Borrower under any of the Obligations.

     SECTION 13. Assignment. The Bank may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned.

     SECTION 14. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by first class mail or by facsimile transmitter or tested telex, and shall be effective when received, and shall be sent as follows:

     If to the Guarantor, to the address set forth below its signature or such other address as it may designate, by written notice to the Bank as herein provided or such other address as may appear in the records of the Bank.

     If to the Bank, to the following address:

                         Republic National Bank of New York

                                  452 Fifth Avenue

                               New York, New York 1W18

                             Attention: Loan Department

     or such other address as it may designate, by written notice to the Guarantor as herein provided.

     SECTION 15. Other Guarantees: Amendments. The execution and delivery hereafter to the Bank by Guarantor of a new instrument of guarantee shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and this instrument shall not terminate, supersede or cancel any instrument of guarantee previously delivered to the Bank by Guarantor, and all rights and remedies of the Bank hereunder or under any instrument of guarantee hereafter or heretofore executed and delivered to the Bank by Guarantor shall be cumulative and may be exercised singly or concurrently. This Guaranty may be amended only by a writing executed by Guarantor and a duly authorized officer of the Bank.

     SECTION 16. No Waiver: Cumulative Remedies. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. NO WAIVER OF ANY PROVISION OF THIS GUARANTY IS EFFECTIVE UNLESS MADE IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF THE BANK. All rights and remedies hereunder are cumulative and may be exercised singly or concurrently.

     SECTION 17. Statute of Limitations. Any acknowledgment, new promise, payment of principal or interest or other act by the Borrower or others with respect to the Obligations shall be deemed to be made as agent of Guarantor, and shall, if the statute of limitations in favor of Guarantor against the Bank shall have commenced to run, toll the funning of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

     SECTION 18. Governing Law: Consent to Jurisdiction: Service of Process. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York made and to be performed wholly within that State. Guarantor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on Guarantor by registered or certified mail sent to its address as set forth in Section 14.

     SECTION 19. RIGHT OF BANK TO ARBITRATE DISPUTES.

     (a) GUARANTOR AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG GUARANTOR AND THE RANK WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL AT THE BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY THE BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY GUARANTOR AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY GUARANTOR, BE RESOLVED BY ARBITRATION IN NEW YORK, NEWYORK IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 19 AND SHALL, AT THE ELECTION OF THE BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS GUARANTY

     OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING GUARANTOR AND THE BANK, (III) ANY TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING GUARANTOR AND THE BANK, AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF GUARANTOR AND THE BANK. Bank may elect to require arbitration of any such Dispute with Guarantor without thereby being required to arbitrate all Disputes between the Bank and Guarantor. Any such dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the commercial arbitration rules of the American arbitration association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection 19(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection 19(d).

     (b) No provision of, nor the exercise of any rights under, subsection 19(a)shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of the Bank, even if the Bank is the plaintiff, to submit the Dispute to arbitration if the Bank would otherwise have such right.

     (c) The Bank may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by the Bank of its right to take or dispose of any Collateral or its exercise of any other right in connection with Collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by the Bank.

     (d) Whenever an arbitration is required under subsection 19(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks).

     (e) In the event of any Dispute governed by this Section 19, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

     SECTION 20. Severability. If any one or more of the provisions contained in this Guaranty or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

     SECTION 21. Headings. The descriptive headings used in this Guaranty are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

     SECTION 22. WAIVER OF TRIAL BY JURY. EACH OF THE BANK AND (GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE OBLIGATIONS.

     SECTION 23. WAIVER OF CERTAIN OTHER RIGHTS. GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OF LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     IN WITNESS WHEREOF, the Guarantor(s) has/have executed this Guaranty and Security Agreement.

                                            KLEINERT'S INC.

      [ SEAL ]                              /s/ Joseph J. Connors
                                            ---------------------

                                            Address

                                            120 West Germantown Pike
                                            ------------------------

                                            Plymouth Meeting, Pa. 19462
                                            ---------------------------

     [Individual Acknowledgment(s)]

     STATE OF NEW YORK

     COUNTY OF

       On this ______ day of_________________, 19 _____, before me personally appeared_________, and ____________, to me known, and known to me to be the individuals) described in and who executed the foregoing instrument and (t)(s)he(y) duly acknowledged to me that (t)(s)he(y) executed the same.

                                    Notary Public

     [Partnership Acknowledgment]

     STATE OF NEW YORK

     COUNTY OF

     On this ______ day of ____________________, 19 ____, before me personally appeared________ and _________________ to me known and known to me to be the members of _________________, the partnership mentioned and described in and which executed the foregoing instrument, and the said members duly acknowledged to me that they executed said instrument for and on behalf of and with the authority of the said partnership for the uses and purposes therein mentioned.






                                    Notary Public

     [Corporate Acknowledgment]

     Commonwealth of Pennsylvania

     COUNTY OF Montgomery

       On this  20th  day of  April, 1995,  before me personally appeared
     Joseph J. Connors to me known who, being sworn, deposes and says that he is the Executive Vice President of Kleinert's, Inc., the corporation described in and which executed the above instrument; that he know(s) the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and he.